UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2003

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin (Address of principal executive offices)	53201 (Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99 Press release issued by the registrant on October 14, 2003.

ITEM 9 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated October 14, 2003 reporting that the registrant anticipates record sales and earnings for fiscal year 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC

	BY:	/s/ Stephen A. Roell

Stephen A. Roell
Senior Vice President and
Chief Financial Officer
Date: October 15, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued by the registrant on October 14, 2003.